MAINSTAY VP FUNDS TRUST

MainStay VP Absolute Return Multi-Strategy Portfolio

(the “Portfolio”)

Supplement dated August 28, 2017 (“Supplement”) to the
Summary Prospectus and Prospectus dated May 1, 2017, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectus.

Effective August 28, 2017, Thomas Joret, Tristan Abet and Rui Tang will become portfolio managers of the Portfolio.

The table in the section entitled “Management” of the Summary Prospectus and Prospectus with respect to the Portfolio is amended to add the following:
Manager/Subadvisor Portfolio Managers Service Date Candriam France S.A.S. Thomas Joret, Portfolio Manager Since August 2017 Tristan Abet, Senior Portfolio Manager Since August 2017 Cornerstone Capital Management Holdings LLC Rui Tang, Vice President Since August 2017

2.	In the section of the Prospectus entitled “The Fund and its Management,” the subsection entitled “Portfolio Manager Biographies,” is amended to add the following:

Tristan Abet	Mr. Abet has managed a portion of the Portfolio’s assets since August 2017. He has been a Global Macro Fund Manager at Candriam France since 2016. Mr. Abet started his career in 1999 at Dexia-BIL Luxembourg as an equity analyst. He joined Barclays Wealth Management in 2001 and worked later as a strategist and member of the investment committee. In 2005, Mr. Abet moved to the sell side, spending 6 years at CA Cheuvreux as deputy Head of Economics & Strategy and Head of the quantitative research applied to European equities. He left CA Cheuvreux in 2011 to found Openmind AM, an asset management boutique, and manage a long/short equity fund. In 2013, Mr. Abet joined Louis Capital Markets as Head of Economics&Strategy. Tristan holds four Master’s degrees in the field of macroeconomics and finance from Iéseg, Lille University, ESCP Europe and ENSAE Paris Tech.
Thomas Joret	Mr. Joret has managed a portion of the Portfolio’s assets since August 2017. He has been a high yield & credit arbitrage quantitative analyst at Candriam France since 2013. In 2016, Mr. Joret was promoted to Fund Manager of the Global High Yield strategy. He began his career as a high yield fund manager assistant at Candriam France in 2011. In 2013, Mr. Joret joined Amundi as a fund manager assistant and returned to Candriam France later that year to assume his current responsibilities. He has a Bachelor’s degree in management & economics and a Master’s in banking & finance, both from the University of Paris Dauphine.
Rui Tang, CFA	Mr. Tang has managed a portion of the Portfolio’s assets since August 2017. He joined Cornerstone in 2017 as a Portfolio Manager & Senior Analyst and is responsible for the management of the firm’s systematic equity strategies. From 2012 to 2017, Mr. Tang spent five years as a Portfolio Manager at Acadian Asset Management, where he was responsible for investment research, strategy development, and portfolio construction for the firm’s global market neutral equity funds. Mr. Tang began his career in 2007 at Goldman Sachs as a Securities Analyst, where he investigated market mechanisms and developed pricing algorithms for derivatives. He graduated cum laude in 2007 from Harvard University with a dual Bachelor of Arts in Economics and Master’s of Arts in Statistics. Mr. Tang is a CFA® charterholder.

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MAINSTAY VP FUNDS TRUST

MainStay VP Absolute Return Multi-Strategy Portfolio

Supplement dated August 28, 2017 (“Supplement”) to the
Statement of Additional Information dated May 1, 2017, as supplemented (“SAI”)

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the SAI.

The SAI section entitled “Portfolio Managers” is amended as follows:

The table beginning on page 104 is amended to add the following:

		NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
PORTFOLIO MANAGER	FUNDS MANAGED BY PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
Tristan Abet*	MainStay Absolute Return Multi-Strategy Portfolio	0	1 Account $44,564,808	0	0	1 Account $44,564,808	0
Thomas Joret*	MainStay Absolute Return Multi-Strategy Portfolio	0	11 Accounts $7,586,224,928	0	0	5 Accounts $5,288,157,708	0
Rui Tang*	MainStay Absolute Return Multi-Strategy Portfolio	0	0	5 Accounts $432,048,103	0	1 Account $39,600,886	0

* The information presented for Messrs Abet, Joret and Tang are as of June 30, 2017.

As of June 30, 2017, Messrs Abet, Joret and Tang do not beneficially own securities of any MainStay VP Portfolio.